                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                   /s/ CATHLEEN P. BLACK
                                                      ------------------------------------------------
                                                                     Cathleen P. Black
                                                                          DIRECTOR

                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                  /s/ KENNETH I. CHENAULT
                                                      ------------------------------------------------
                                                                    Kenneth I. Chenault
                                                                          DIRECTOR

                  POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman and Chief Executive Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                 /s/ LOUIS V. GERSTNER, JR.
                                                      ------------------------------------------------
                                                                   Louis V. Gerstner, Jr.
                                                                   CHAIRMAN OF THE BOARD
                                                                AND CHIEF EXECUTIVE OFFICER

                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                   /s/ NANNERL O. KEOHANE
                                                      ------------------------------------------------
                                                                     Nannerl O. Keohane
                                                                          DIRECTOR

                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                    /s/ MINORU MAKIHARA
                                                      ------------------------------------------------
                                                                      Minoru Makihara
                                                                          DIRECTOR

                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                     /s/ LUCIO A. NOTO
                                                      ------------------------------------------------
                                                                       Lucio A. Noto
                                                                          DIRECTOR

                    POWER OF ATTORNEY OF SAMUEL J. PALMISANO

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned President and Chief Operating Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                  /s/ SAMUEL J. PALMISANO
                                                      ------------------------------------------------
                                                                    Samuel J. Palmisano
                                                                       PRESIDENT AND
                                                                  CHIEF OPERATING OFFICER

                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                     /s/ SIDNEY TAUREL
                                                      ------------------------------------------------
                                                                       Sidney Taurel
                                                                          DIRECTOR

                     POWER OF ATTORNEY OF JOHN M. THOMPSON

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice Chairman of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                    /s/ JOHN M. THOMPSON
                                                      ------------------------------------------------
                                                                      John M. Thompson
                                                                 VICE CHAIRMAN OF THE BOARD

                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                      /s/ ALEX TROTMAN
                                                      ------------------------------------------------
                                                                        Alex Trotman
                                                                          DIRECTOR

                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                   /s/ JOHN B. SLAUGHTER
                                                      ------------------------------------------------
                                                                     John B. Slaughter
                                                                          DIRECTOR

                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                 /s/ LODEWIJK C. VAN WACHEM
                                                      ------------------------------------------------
                                                                   Lodewijk C. van Wachem
                                                                          DIRECTOR

                       POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                    /s/ CHARLES M. VEST
                                                      ------------------------------------------------
                                                                      Charles M. Vest
                                                                          DIRECTOR

                       POWER OF ATTORNEY OF JOHN R. JOYCE

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, Lawrence R. Ricciardi, Robert F. Woods, Mark Loughridge, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                     /s/ JOHN R. JOYCE
                                                      ------------------------------------------------
                                                                       John R. Joyce
                                                                 SENIOR VICE PRESIDENT AND
                                                                  CHIEF FINANCIAL OFFICER

                      POWER OF ATTORNEY OF MARK LOUGHRIDGE

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 2000 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, John R. Joyce, Lawrence R. Ricciardi, Robert F. Woods, Daniel E. O'Donnell and Andrew Bonzani his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February 2001.

                                                                    /s/ MARK LOUGHRIDGE
                                                      ------------------------------------------------
                                                                      Mark Loughridge
                                                               VICE PRESIDENT AND CONTROLLER